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                                                                    Exhibit 99.1


  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Joseph H. Lemieux, Chairman and Chief Executive Officer of Owens-Illinois, Inc., state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Owens-Illinois, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Owens-Illinois, Inc.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Owens-Illinois, Inc.;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Owens-Illinois, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o        any amendments to any of the foregoing.


                                                Subscribed and sworn to
                                                before me this 9th day of
/s/ JOSEPH H. LEMIEUX                           August 2002.
---------------------
Joseph H. Lemieux                               /s/ JAMES W. BAEHREN
Chairman and                                    --------------------
Chief Executive Officer                         Notary Public
Owens-Illinois, Inc.
August 9, 2002                                  My Commission has no expiration